UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-21485

Cohen & Steers Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 832-3232

Date of fiscal year end:     December 31

Date of reporting period:     June 30, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2021. The total returns for Cohen & Steers Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2021
Cohen & Steers Infrastructure Fund at Net Asset Value[a]	12.14%
Cohen & Steers Infrastructure Fund at Market Value[a]	15.07%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% ICE BofA Fixed Rate Preferred Securities Index[b]	6.08%
S&P 500 Index[b]	15.25%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.155 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Global infrastructure stocks advanced in the six-month period ended June 30, 2021, participating in a broad rally in stocks as markets continued to recover from severe pandemic-driven weakness seen in early 2020.

Global economic news was generally favorable in the period, aided by significant fiscal stimulus and positive COVID vaccine rollout trends. However, in the U.S., this anticipated growth (along with manufacturing bottlenecks and higher commodity prices) generated concerns about inflation and about the prospect of monetary policy accommodation ending sooner than previously anticipated. Bond yields rose in this environment from near historical lows, with the yield on the 10-year U.S. Treasury increasing from 0.9% to 1.5% by period end (down from 1.7% reached in mid-period).

Infrastructure stocks trailed the broader stock market for the period, although returns varied widely by subsector. As investors focused on the likelihood of improving global growth throughout 2021, listed infrastructure sectors tied to an economic rebound largely outperformed more defensive sectors such as utilities.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

The railways subsector had a gain but modestly trailed the index, although certain freight rail operators had sizable returns. Stock selection in railways aided the Fund’s relative performance, led by overweights in North American freight rail companies that had sizable gains as volume metrics were strong compared with low levels a year earlier. An overweight in Kansas City Southern was particularly beneficial, as the stock rallied in response to a takeover bidding war from rival freight rail companies.

The midstream energy sector was the top performer in the index, supported by a resurgence in energy commodity prices and expectations of increased throughput volumes for energy infrastructure assets. Our overweight and stock selection in midstream energy contributed to performance, in part due to an overweight in Cheniere Energy, which outperformed on higher global natural gas prices and expectations that it may be able to develop more liquid natural gas (LNG) export capacity.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Stock selection in the gas distribution, electric utilities and toll roads helped relative performance as well. In gas distribution, an overweight position in China-based ENN Energy Holdings was the top contributor. China is still highly reliant on gas, as it is an important transition fuel to renewables. Strong demand drivers supported the stock during the period.

Factors that detracted from relative performance included stock selection in the water sector, where an overweight in China-based Guangdong Investment hindered performance. The company, which provides water services to Hong Kong, lagged along with many other defensive stocks in the index. An underweight in marine ports also hindered performance, as the sector had a sizable gain on the global economic reopening theme.

Preferred securities moderately advanced in the six months. Banks, the main issuer of preferred securities, saw solid improvements in earnings, credit quality and capital markets activity during the period. And after substantially building their loan-loss reserves in the second half of 2020, banks released large amounts of those excess loan-loss reserves in early 2021 due to optimism about economic reopenings and given factors such as strong consumer balance sheets. The Fund’s underweight in the preferreds allocation aided its return compared with the blended benchmark, given the stronger returns of infrastructure stocks in the period. Security selection in preferreds also contributed to performance.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund’s total return for the six-month period ended June 30, 2021.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2021.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2021.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

ROBERT S. BECKER Portfolio Manager	BEN MORTON Portfolio Manager

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2021, leverage represented 28% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	28%
% Variable Rate Financing	15%
Variable Rate	0.9%
% Fixed Rate Financing[c,d]	85%
Weighted Average Rate on Fixed Financing	2.9%
Weighted Average Term on Fixed Financing	5.0 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2021. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents a combination of fixed rate borrowings and fixed payer interest rate swap contracts.
[d]	The Fund entered into forward-starting interest rate swap contracts with interest receipts and payments commencing on December 24, 2021 and December 24, 2022 (effective dates).

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2021 Top Ten Holdings[a] (Unaudited)
Security	Value	% of Managed Assets
NextEra Energy, Inc.	$193,283,841	5.7
American Tower Corp.	143,242,005	4.2
Transurban Group	138,220,132	4.0
Enbridge, Inc.	118,436,814	3.5
Norfolk Southern Corp.	107,594,560	3.1
FirstEnergy Corp.	82,547,222	2.4
Aena SME SA, 144A	75,369,620	2.2
Southern Co./The	75,096,178	2.2
Alliant Energy Corp.	69,021,457	2.0
Canadian National Railway Co.	64,332,410	1.9

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2021 (Unaudited)

		Shares/Units	Value
COMMON STOCK	118.0%
AUSTRALIA	7.5%
ELECTRIC	1.1%
Spark Infrastructure Group		16,454,821	$27,765,664

REAL ESTATE—DATA CENTERS	0.8%
NEXTDC Ltd.[a]		2,330,476	20,728,205

TOLL ROADS	5.6%
Transurban Group[b]		12,951,916	138,220,132

TOTAL AUSTRALIA			186,714,001

BRAZIL	1.7%
ELECTRIC	0.4%
Neoenergia SA		2,759,638	9,637,483

RAILWAYS	0.8%
Rumo SAa		5,542,198	21,338,432

TOLL ROADS	0.5%
CCR SA		4,219,079	11,409,106

TOTAL BRAZIL			42,385,021

CANADA	14.6%
ELECTRIC	2.9%
Emera, Inc.		833,151	37,799,622
Hydro One Ltd., 144Ac		1,454,804	35,161,284

			72,960,906

PIPELINES—C-CORP	7.5%
Enbridge, Inc.[b]		2,958,176	118,436,814
Gibson Energy, Inc.		6,921	132,602
Pembina Pipeline Corp.		1,518,605	48,255,769
TC Energy Corp.[b]		387,192	19,159,695

			185,984,880

RAILWAYS	4.2%
Canadian National Railway Co.		609,729	64,332,410
Canadian Pacific Railway Ltd.		527,313	40,548,141

			104,880,551

TOTAL CANADA			363,826,337

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares/Units	Value
CHINA	3.5%
GAS DISTRIBUTION	1.4%
Enn Energy Holdings Ltd., (H shares)		1,891,321	$36,002,891

PIPELINES—C-CORP	0.6%
Beijing Enterprises Holdings Ltd., (H shares)[b]		3,899,500	13,836,563

TOLL ROADS	1.0%
Jiangsu Expressway Co., Ltd., (H shares)		15,514,000	17,563,471
Zhejiang Expressway Co., Ltd., Class H (H shares)		8,712,000	7,753,425

			25,316,896

UTILITIES—WATER UTILITIES	0.5%
Guangdong Investment Ltd., (H shares)[b]		8,878,425	12,761,385

TOTAL CHINA			87,917,735

FRANCE	4.2%
AIRPORTS	1.0%
Aeroports de Paris[a]		197,979	25,787,686

RAILWAYS	0.7%
Getlink SE		1,079,657	16,834,675

TOLL ROADS	2.0%
Eiffage SA		234,317	23,838,793
Vinci SA		252,829	26,978,284

			50,817,077

UTILITIES	0.5%
Engie SA		925,458	12,678,920

TOTAL FRANCE			106,118,358

GERMANY	0.7%
UTILITIES
E.ON SE		1,615,810	18,688,146

HONG KONG	1.8%
ELECTRIC	0.7%
Power Assets Holdings Ltd.[b]		2,792,500	17,137,749

GAS DISTRIBUTION	1.1%
Hong Kong and China Gas Co., Ltd.		18,061,050	28,053,561

TOTAL HONG KONG			45,191,310

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares/Units	Value
INDIA	0.3%
MARINE PORTS
Adani Ports & Special Economic Zone Ltd.		866,887	$8,215,192

ITALY	0.8%
TOLL ROADS	0.2%
Atlantia S.p.A.[a]		305,500	5,531,507

UTILITIES—ELECTRIC UTILITIES	0.6%
Enel S.p.A.		1,419,021	13,178,157

TOTAL ITALY			18,709,664

JAPAN	2.5%
ELECTRIC	1.4%
Chubu Electric Power Co., Inc.[b]		1,379,800	16,866,361
Kansai Electric Power Co., Inc./The		1,889,800	18,022,801

			34,889,162

RAILWAYS	1.1%
East Japan Railway Co.[b]		92,000	6,564,508
West Japan Railway Co.[b]		351,200	20,023,411

			26,587,919

TOTAL JAPAN			61,477,081

MEXICO	1.7%
AIRPORTS
Grupo Aeroportuario del Pacifico SAB de CV, Class B		3,989,675	42,714,781

NEW ZEALAND	1.4%
AIRPORTS
Auckland International Airport Ltd.[a,b]		6,665,359	33,871,559

SPAIN	4.6%
AIRPORTS	3.0%
Aena SME SA, 144Aa,c		459,601	75,369,620

COMMUNICATIONS	1.6%
Cellnex Telecom SA, 144Ac		638,762	40,688,179

TOTAL SPAIN			116,057,799

THAILAND	1.8%
AIRPORTS
Airports of Thailand PCL		23,767,900	45,978,465

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares/Units	Value
UNITED KINGDOM	3.0%
ELECTRIC	2.0%
National Grid PLC		3,889,986	$49,548,409

REAL ESTATE—DIVERSIFIED	0.0%
LondonMetric Property PLC		340	1,088

UTILITIES—WATER UTILITIES	1.0%
Pennon Group PLC		1,657,825	26,040,073

TOTAL UNITED KINGDOM			75,589,570

UNITED STATES	67.9%
COMMUNICATIONS—TOWERS	10.4%
American Tower Corp.[b,d]		530,251	143,242,005
Crown Castle International Corp.[b,d]		327,843	63,962,169
SBA Communications Corp.[b,d]		165,481	52,738,795

			259,942,969

ELECTRIC	31.7%
Alliant Energy Corp.[b,d]		1,237,831	69,021,457
CenterPoint Energy, Inc.[b,d,e]		1,821,518	44,663,621
CMS Energy Corp.[b,d]		718,514	42,449,807
Edison International[b,d]		294,584	17,032,847
Entergy Corp.[b,d,e]		390,699	38,952,690
Evergy, Inc.[b,d]		996,725	60,232,092
FirstEnergy Corp.[b,d]		2,218,415	82,547,222
NextEra Energy, Inc.[b,d]		2,637,607	193,283,841
Portland General Electric Co.[b,d]		588,018	27,095,869
PPL Corp.		1,172,275	32,788,532
Public Service Enterprise Group, Inc.[b,d]		916,946	54,778,354
Southern Co./The[b]		1,241,054	75,096,178
Xcel Energy, Inc.[b]		800,703	52,750,314

			790,692,824

ENVIRONMENTAL SERVICES	0.5%
Waste Management, Inc.[b]		94,710	13,269,818

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.9%
Rice Acquisition Corp. IIa		731,336	7,474,254
Zimmer Energy Transition Acquisition Corp.[a]		1,452,434	14,582,437

			22,056,691

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares/Units	Value
FREIGHT RAILS—ROAD & RAIL	1.5%
CSX Corp.[b]		1,144,194	$36,705,744

GAS DISTRIBUTION	2.5%
NiSource, Inc.[b]		882,989	21,633,231
Sempra Energy (MXN)[a]		68,928	9,236,262
Sempra Energy		217,200	28,774,656
Southwest Gas Holdings, Inc.[a]		39,058	2,585,249

			62,229,398

PIPELINES	9.3%
PIPELINES—C-CORP	6.7%
Cheniere Energy, Inc.[a,b]		600,816	52,114,780
ONEOK, Inc.[b,d]		830,780	46,224,599
Plains GP Holdings LP, Class Ab,e		1,219,622	14,562,286
Williams Cos., Inc.[b,d]		2,058,316	54,648,290

			167,549,955

PIPELINES—MLP	2.6%
Crestwood Equity Partners LP (Unregistered)		580,685	17,408,936
Enterprise Products Partners LPb		632,713	15,267,365
Magellan Midstream Partners LPb		359,125	17,564,804
MPLX LPb		514,959	15,247,936

			65,489,041

TOTAL PIPELINES			233,038,996

RAILWAYS	4.3%
Norfolk Southern Corp.[d]		405,390	107,594,560

REAL ESTATE—DATA CENTERS	1.1%
CyrusOne, Inc.		398,229	28,481,338

RENEWABLE ENERGY	2.0%
Clearway Energy, Inc.		589,050	15,598,044
Stem, Inc.[f]		950,000	34,209,500

			49,807,544

UTILITIES—WATER UTILITIES	3.7%
American Water Works Co., Inc.[b,d]		341,588	52,648,958

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares/Units	Value
Essential Utilities, Inc.[b,d,e]		851,424	$38,910,077

			91,559,035

TOTAL UNITED STATES			1,695,378,917

TOTAL COMMON STOCK (Identified cost—$2,227,644,547)			2,948,833,936

PREFERRED SECURITIES—$25 PAR VALUE	4.8%
BERMUDA	0.0%
REINSURANCE
RenaissanceRe Holdings Ltd., 5.75%, Series F (USD)[g]		7,000	190,260

CANADA	0.2%
FINANCIAL	0.1%
Brookfield BRP Holdings Canada, Inc., 4.625% (USD)[g]		100,000	2,537,000

UTILITIES	0.1%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (USD)[h]		29,567	830,833
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (USD)[h]		65,127	1,817,043

			2,647,876

TOTAL CANADA			5,184,876

NETHERLANDS	0.1%
INSURANCE
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (USD)[b]		132,100	3,549,527

UNITED STATES	4.5%
BANKS	1.0%
Bank of America Corp., 6.00%, Series GGg		54,185	1,483,585
Bank of America Corp., 5.875%, Series HHg		15,736	432,425
Capital One Financial Corp., 6.00%, Series Hg		37,407	968,467
Citizens Financial Group, Inc., 5.00%, Series Eg		58,500	1,559,025
GMAC Capital Trust I, 5.941% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[b,i]		101,140	2,559,854
Huntington Bancshares, Inc., 6.25%, Series Db,g		73,122	1,828,781
JPMorgan Chase & Co., 5.75%, Series DDg		15,000	423,750
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Ab,g,h		58,930	1,704,845

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares/Units	Value
Regions Financial Corp., 5.70% to 5/15/29, Series Cb,g,h		140,630	$4,162,648
Wells Fargo & Co., 5.85% to 9/15/23, Series Qb,g,h		84,670	2,332,659
Wells Fargo & Co., 5.625%, Series Yb,g		99,275	2,628,802
Wells Fargo & Co., 4.75%, Series Zb,g		206,575	5,401,936

			25,486,777

ELECTRIC	0.9%
CMS Energy Corp., 5.875%, due 3/1/79[b]		99,975	2,771,307
Duke Energy Corp., 5.75%, Series Ab,d,g		181,350	5,210,186
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[b,h]		174,388	4,647,440
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series Nb		55,742	1,595,336
Southern Co./The, 5.25%, due 12/1/77[b]		99,672	2,688,154
Southern Co./The, 4.95%, due 1/30/80, Series 2020[b]		230,000	6,168,600

			23,081,023

FINANCIAL	0.9%
DIVERSIFIED FINANCIAL SERVICES	0.4%
Apollo Global Management, Inc., 6.375%, Series Ag		57,982	1,521,448
Carlyle Finance LLC, 4.625%, due 5/15/61		70,000	1,780,800
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series USb		90,000	2,464,200
Synchrony Financial, 5.625%, Series Ag		114,545	3,133,951

			8,900,399

INVESTMENT BANKER/BROKER	0.5%
Charles Schwab Corp./The, 4.45%, Series Jg		92,400	2,448,600
Morgan Stanley, 6.875% to 1/15/24, Series Fb,g,h		80,965	2,291,309
Morgan Stanley, 6.375% to 10/15/24, Series Ib,g,h		178,969	5,204,419
Morgan Stanley, 5.85% to 4/15/27, Series Kb,g,h		60,200	1,777,104

			11,721,432

TOTAL FINANCIAL			20,621,831

INDUSTRIALS—CHEMICALS	0.3%
CHS, Inc., 7.10% to 3/31/24, Series 2[b,g,h]		135,283	3,856,918
CHS, Inc., 6.75% to 9/30/24, Series 3[b,g,h]		137,935	3,913,216

			7,770,134

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares/Units	Value
INSURANCE	0.6%
LIFE/HEALTH INSURANCE	0.3%
Athene Holding Ltd., 6.35% to 6/30/29, Series Ab,d,g,h		115,223	$3,387,556
Equitable Holdings, Inc., 5.25%, Series Ag		52,000	1,396,200
MetLife, Inc., 4.75%, Series Fg		68,800	1,856,912
Voya Financial, Inc., 5.35% to 9/15/29, Series Bg,h		67,375	1,945,790

			8,586,458

MULTI-LINE	0.2%
Allstate Corp./The, 5.10%, Series Hb,g		146,650	4,126,731
American International Group, Inc., 5.85%, Series Ag		1,077	30,845

			4,157,576

PROPERTY CASUALTY	0.1%
Enstar Group Ltd., 7.00% to 9/1/28, Series Dg,h		77,050	2,279,139

REINSURANCE	0.0%
Arch Capital Group Ltd., 5.25%, Series Eg		10,833	275,050

TOTAL INSURANCE			15,298,223

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
United States Cellular Corp., 5.50%, due 6/1/70		94,315	2,445,588

PIPELINES	0.3%
Energy Transfer LP, 7.375% to 5/15/23, Series Cg,h		109,692	2,769,723
Energy Transfer LP, 7.625% to 8/15/23, Series Dg,h		89,991	2,287,571
Energy Transfer LP, 7.60% to 5/15/24, Series Eg,h		25,586	639,650

			5,696,944

REAL ESTATE	0.1%
DIVERSIFIED	0.0%
VEREIT, Inc., 6.70%, Series Fb,g		32,076	810,561

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series Fb,g		80,000	2,093,600

TOTAL REAL ESTATE			2,904,161

UTILITIES	0.3%
NiSource, Inc., 6.50% to 3/15/24, Series Bb,g,h		86,179	2,469,890
South Jersey Industries, Inc., 5.625%, due 9/16/79		95,800	2,516,666

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares/Units	Value
Spire, Inc., 5.90%, Series Ab,g		101,071	$2,858,288

			7,844,844

TOTAL UNITED STATES			111,149,525

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$109,759,677)			120,074,188

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	13.7%
AUSTRALIA	0.3%
INSURANCE-PROPERTY CASUALTY
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)[h,j]		$1,800,000	2,001,422
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)[h,j]		5,155,000	5,879,664

TOTAL AUSTRALIA			7,881,086

CANADA	1.5%
ELECTRIC	0.4%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (USD)[d,h]		8,000,000	9,383,960

PIPELINES	1.1%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (USD)[h]		7,080,000	7,911,900
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (USD)[b,h]		4,155,000	4,612,050
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (USD)[b,h]		3,413,000	3,730,364
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (USD)[b,h]		5,008,000	5,477,500
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (USD)[b,h]		5,765,000	6,442,388

			28,174,202

TOTAL CANADA			37,558,162

FINLAND	0.1%
BANKS
Nordea Bank Abp, 6.625% to 3/26/26, 144A (USD)[b,c,g,h,k]		1,400,000	1,606,801

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
FRANCE	1.2%
BANKS	1.1%
BNP Paribas SA, 6.625% to 3/25/24, 144A (USD)[b,c,g,h,k]		$3,660,000	$4,023,145
BNP Paribas SA, 7.00% to 8/16/28, 144A (USD)[b,c,g,h,k]		1,000,000	1,201,625
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)[b,c,g,h,k]		3,600,000	4,198,734
Credit Agricole SA, 6.875% to 9/23/24, 144A (USD)[b,c,g,h,k]		2,600,000	2,913,807
Credit Agricole SA, 7.875% to 1/23/24, 144A (USD)[b,c,g,h,k]		400,000	453,001
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)[b,c,g,h,k]		3,550,000	4,325,182
Societe Generale SA, 6.75% to 4/6/28, 144A (USD)[b,c,g,h,k]		3,400,000	3,856,892
Societe Generale SA, 7.375% to 9/13/21, 144Ab,c,g,h,k		3,600,000	3,641,148
Societe Generale SA, 8.00% to 9/29/25, 144A (USD)[b,c,g,h,k]		1,800,000	2,120,625

			26,734,159

INSURANCE—MULTI-LINE	0.1%
AXA SA, 6.379% to 12/14/36, 144A (USD)[b,c,g,h]		1,600,000	2,226,184

TOTAL FRANCE			28,960,343

HONG KONG	0.1%
BANKS
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (USD)[b,c,g,h]		2,200,000	2,371,952

ITALY	0.1%
BANKS
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (USD)[b,c,g,h,k]		2,900,000	3,329,548

JAPAN	0.3%
INSURANCE—LIFE/HEALTH INSURANCE
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (USD)[b,c,g,h]		2,000,000	2,212,500
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (USD)[b,c,h]		5,000,000	5,521,225

TOTAL JAPAN			7,733,725

NETHERLANDS	0.2%
BANKS
ING Groep N.V., 5.75% to 11/16/26 (USD)[b,g,h,k]		1,800,000	1,995,183

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
ING Groep N.V., 6.875% to 4/16/22 (USD)[g,h,j,k]		$3,000,000	$3,124,701

TOTAL NETHERLANDS			5,119,884

NORWAY	0.1%
BANKS
DNB Bank ASA, 6.50% to 3/26/22 (USD)[g,h,j,k]		3,000,000	3,113,430

SPAIN	0.3%
BANKS
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (USD)[b,g,h,k]		3,800,000	4,142,000
Banco Santander SA, 4.75% to 11/12/26 (USD)[g,h,k]		2,800,000	2,840,600

			6,982,600

SWITZERLAND	1.0%
BANKS
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (USD)[c,g,h,k]		1,600,000	1,696,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (USD)[b,c,g,h,k]		3,000,000	3,346,395
Credit Suisse Group AG, 7.125% to 7/29/22[g,h,j,k]		2,600,000	2,715,024
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (USD)[b,c,g,h,k]		1,400,000	1,583,673
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (USD)[b,c,g,h,k]		400,000	444,618
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (USD)[b,c,g,h,k]		4,800,000	5,232,000
UBS Group AG, 6.875% to 8/7/25 (USD)[g,h,j,k]		3,200,000	3,651,184
UBS Group AG, 7.00% to 1/31/24, 144A (USD)[b,c,g,h,k]		4,600,000	5,068,947
UBS Group AG, 7.125% to 8/10/21 (USD)[g,h,j,k]		800,000	805,000

TOTAL SWITZERLAND			24,542,841

UNITED KINGDOM	1.9%
BANKS	1.6%
Barclays PLC, 7.875% to 3/15/22 (USD)[g,h,j,k]		3,800,000	3,968,150
Barclays PLC, 8.00% to 6/15/24 (USD)[b,g,h,k]		2,200,000	2,503,875
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (USD)[b,c,d,g,h]		7,270,000	12,053,224
HSBC Holdings PLC, 6.375% to 3/30/25 (USD)[b,g,h,k]		1,600,000	1,785,880
HSBC Holdings PLC, 6.50% to 3/23/28 (USD)[b,g,h,k]		2,800,000	3,216,514

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount		Value
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)[b,g,h,k]		$3,534,000		$4,029,467
Lloyds Banking Group PLC, 7.50% to 9/27/25 (USD)[b,g,h,k]		1,800,000		2,110,500
Natwest Group PLC, 8.00% to 8/10/25 (USD)[b,g,h,k]		3,600,000		4,268,988
Natwest Group PLC, 8.625% to 8/15/21 (USD)[b,g,h,k]		3,200,000		3,230,544
Standard Chartered PLC, 4.75% to 1/14/31, 144A (USD)[c,g,h,k]		1,400,000		1,441,433
Standard Chartered PLC, 7.75% to 4/2/23, 144A (USD)[c,g,h,k]		600,000		655,614

				39,264,189

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (USD)[b,h]		2,600,000		3,152,468

OIL & GAS	0.2%
BP Capital Markets PLC, 4.875% to 3/22/30 (USD)[b,g,h]		3,550,000		3,906,775

TOTAL UNITED KINGDOM				46,323,432

UNITED STATES	6.6%
BANKS	4.1%
AgriBank FCB, 6.875% to 1/1/24[b,g,h]		37,000	†	4,060,750
Ally Financial, Inc., 4.70% to 5/15/28, Series Cg,h		2,000,000		2,030,600
Bank of America Corp., 5.875% to 3/15/28, Series FFb,g,h		3,682,000		4,218,872
Bank of America Corp., 6.10% to 3/17/25, Series AAb,g,h		4,886,000		5,489,739
Bank of America Corp., 6.25% to 9/5/24, Series Xb,g,h		4,700,000		5,202,312
Bank of America Corp., 6.50% to 10/23/24, Series Zb,g,h		3,806,000		4,319,810
Citigroup, Inc., 3.875% to 2/18/26[g,h]		1,500,000		1,535,625
Citigroup, Inc., 5.00% to 9/12/24, Series Ub,g,h		4,079,000		4,279,279
Citigroup, Inc., 5.90% to 2/15/23[b,g,h]		5,675,000		6,004,036
Citigroup, Inc., 5.95% to 5/15/25, Series Pb,g,h		6,000,000		6,581,700
Citigroup, Inc., 6.25% to 8/15/26, Series Tb,g,h		4,850,000		5,679,204
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fb,g,h		2,000,000		2,215,000
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Cb,g,h		1,200,000		1,278,000
CoBank ACB, 6.25% to 10/1/22, Series Fb,g,h		52,500	†	5,565,000
CoBank ACB, 6.25% to 10/1/26, Series Ib,g,h		2,866,000		3,209,920

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount		Value
Comerica, Inc., 5.625% to 7/1/25[g,h]		$1,997,000		$2,216,670
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Ab,c,g,h		35,300	†	3,830,050
Goldman Sachs Group, Inc./The, 5.30% to 11/10/26, Series Ob,g,h		1,645,000		1,848,322
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Gg,h		1,000,000		1,070,000
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fg,h		1,105,000		1,287,325
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KKg,h		3,940,000		3,950,441
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFg,h		1,537,000		1,625,493
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xb,g,h		2,500,000		2,735,938
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ug,h		636,000		689,424
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sb,g,h		2,790,000		3,095,435
SVB Financial Group, 4.00% to 5/15/26, Series Cg,h		2,980,000		3,040,494
Truist Financial Corp., 4.80% to 9/1/24, Series Nb,d,g,h		1,810,000		1,902,763
Truist Financial Corp., 5.10% to 3/1/30, Series Qg,h		2,623,000		2,954,154
Truist Financial Corp., 5.125% to 12/15/27, Series Mg,h		500,000		537,500
Wells Fargo & Co., 3.90% to 3/15/26, Series BBg,h		3,500,000		3,625,738
Wells Fargo & Co., 5.875% to 6/15/25, Series Ub,g,h		2,891,000		3,244,887
Wells Fargo & Co., 5.95%, due 12/1/86[b]		2,830,000	†	3,898,291

				103,222,772

ELECTRIC	0.2%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Ab,g,h		1,960,000		2,083,725
Duke Energy Corp., 4.875% to 9/16/24[b,g,h]		3,580,000		3,812,700

				5,896,425

FINANCIAL—INVESTMENT BANKER/BROKER	0.4%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ig,h		5,000,000		5,225,000
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gg,h		2,936,000		3,252,501

				8,477,501

FOOD	0.3%
Dairy Farmers of America, Inc., 7.875%, 144Ac,f,g		60,000	†	6,030,000

INFRASTRUCTURE	0.2%
ELECTRIC	0.1%
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[b,h]		1,525,000		1,703,234

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Principal Amount	Value
GAS—DISTRIBUTION	0.1%
Sempra Energy, 4.875% to 10/15/25[g,h]		$3,780,000	$4,110,750

TOTAL INFRASTRUCTURE			5,813,984

INSURANCE	1.2%
LIFE/HEALTH INSURANCE	0.8%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[b,c]		4,500,000	6,277,500
MetLife, Inc., 5.875% to 3/15/28, Series Db,g,h		2,530,000	2,929,209
MetLife, Inc., 9.25%, due 4/8/68, 144Ab,c		6,500,000	9,865,890
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b,h]		500,000	535,872
Voya Financial, Inc., 6.125% to 9/15/23, Series Ab,g,h		1,310,000	1,418,075

			21,026,546

MULTI-LINE	0.1%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68[b,h]		925,000	1,340,975

PROPERTY CASUALTY	0.2%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[b,h]		3,200,000	3,703,584
Liberty Mutual Group, Inc., 7.80%, due 3/7/87, 144Ab,c		1,680,000	2,215,763

			5,919,347

REINSURANCE	0.1%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[b,h]		1,760,000	1,868,504

TOTAL INSURANCE			30,155,372

PIPELINES	0.1%
Energy Transfer LP, 7.125% to 5/15/30, Series Gg,h		2,247,000	2,325,645

UTILITIES	0.1%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b,h]		2,870,000	3,342,196

TOTAL UNITED STATES			165,263,895

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$303,487,903)			340,787,699

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
SHORT-TERM INVESTMENTS	0.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[l]		3,354,719	$3,354,719

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,354,719)			3,354,719

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,644,246,846)	136.6%		3,413,050,542
WRITTEN OPTION CONTRACTS	(0.0)		(1,079,960)
LIABILITIES IN EXCESS OF OTHER ASSETS	(36.6)		(913,802,072)

NET ASSETS (Equivalent to $26.66 per share based on 93,716,062 shares of common stock outstanding)	100.0%		$2,498,168,510

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[m]	Premiums Received	Value
Call—Oneok, Inc.	$57.50	7/16/21	(3,818)	$(21,243,352)	$(261,781)	$(229,080)
Put—Duke Energy Corp.	97.50	8/20/21	(1,749)	(17,266,128)	(417,250)	(419,760)
Put—Sempra Energy	130.00	8/20/21	(1,268)	(16,798,464)	(429,301)	(431,120)

			(6,835)	$(55,307,944)	$(1,108,332)	$(1,079,960)

Unfunded Subscription Agreement

Counterparty	Referenced Obligation	Subscription Price per Share	Notional Amount[o]	Settlement Date[n]	Unrealized Appreciation (Depreciation)	% of Net Assets
Star Peak Corp IIf	Benson Hill, Inc.[a,n]	$10.00	$9,625,000	9/30/21	$(173,250)	(0.01)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable		Fixed Payment Frequency	Floating Rate (resets monthly) Receivable	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$255,000,000	0.670%	[p]	Monthly	1 month LIBOR[p]	Monthly	9/15/25	$1,349,809	$—	$1,349,809
212,500,000	1.240%		Monthly	0.088%[q]	Monthly	2/3/26	(4,440,920)	(80,489)	(4,521,409)
85,000,000	0.898%		Monthly	0.086%[q]	Monthly	5/1/26	(309,057)	—	(309,057)
255,000,000	1.237%	[p]	Monthly	1 month LIBOR[p]	Monthly	9/15/27	618,941	—	618,941

							$(2,781,227)	$(80,489)	$(2,861,716)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
MXN	Mexican Peso
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Non-income producing security.
[b]	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,881,536,997 in aggregate has been pledged as collateral.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $254,962,559 which represents 10.2% of the net assets of the Fund, of which 0.0% are illiquid.

[d]	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $857,608,290 in aggregate has been rehypothecated.
[e]	All or a portion of the security is pledged in connection with written option contracts. $29,156,211 in aggregate has been pledged as collateral.
[f]	Security value is determined based on significant unobservable inputs (Level 3).
[g]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[h]	Security converts to floating rate after the indicated fixed-rate coupon period.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

[i]	Variable rate. Rate shown is in effect at June 30, 2021.
[j]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $25,258,575 which represents 1.0% of the net assets of the Fund, of which 0.0% are illiquid.

[k]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $98,640,228 which represents 3.9% of the net assets of the Fund. (2.9% of the managed assets of the Fund).

[l]	Rate quoted represents the annualized seven-day yield.
[m]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
[n]

Represents an unfunded subscription agreement with a special purpose acquisition company (SPAC) to purchase unregistered shares of a target company. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The investment is restricted from resale until the shares are registered. Security value is determined based on significant unobservable inputs (Level 3).

[o]	Represents the number of shares multiplied by the subscription price.
[p]	Represents two forward-starting interest rate swap contracts with interest receipts and payments commencing on December 24, 2021 and December 24, 2022, respectively (effective dates).
[q]	Based on 1 month LIBOR. Represents rates in effect at June 30, 2021.

Sector Summary	% of Managed Assets
Electric	30.2
Pipelines	13.6
Communications	8.7
Railways	8.0
Banks	7.0
Toll Roads	6.7
Airports	6.5
Utilities	5.5
Gas Distribution	3.7
Insurance	1.7
Financial	1.6
Real Estate	1.5
Renewable Energy	1.4
Freight Rails	1.1
Other	2.8

100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$2,644,246,846)	$3,413,050,542
Cash	18,002
Cash collateral pledged for interest rate swap contracts	18,963,097
Foreign currency, at value (Identified cost—$3,438,309)	3,439,666
Receivable for:
Investment securities sold	25,369,804
Dividends and interest	13,248,832
Other assets	67,678

Total Assets	3,474,157,621

LIABILITIES:
Written option contracts, at value (Premiums received—$1,108,332)	1,079,960
Unrealized depreciation on unfunded subscription agreement	173,250
Payable for:
Credit agreement[b]	950,000,000
Investment securities purchased	17,511,939
Investment management fees	2,454,853
Interest expense	1,781,724
Foreign capital gains tax	1,566,665
Variation margin on interest rate swap contracts	718,384
Administration fees	173,284
Directors’ fees	2,862
Other liabilities	526,190

Total Liabilities	975,989,111

NET ASSETS	$2,498,168,510

NET ASSETS consist of:
Paid-in capital	$1,686,447,658
Total distributable earnings/(accumulated loss)	811,720,852

$2,498,168,510

NET ASSET VALUE PER SHARE:
($2,498,168,510 ÷ 93,716,062 shares outstanding)	$26.66

MARKET PRICE PER SHARE	$28.69

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	7.61%

[a]	Includes $1,881,536,997 pledged as collateral, of which $857,608,290 has been rehypothecated, in connection with the Fund’s credit agreement, as described in Note 8.
[b]	Amount includes $255,000,000 maturing after June 30, 2022.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021 (Unaudited)

Investment Income:
Dividend income (net of $2,240,902 of foreign withholding tax)	$40,129,243
Interest income	8,476,247
Rehypothecation income	269,459

Total Investment Income	48,874,949

Expenses:
Investment management fees	13,923,942
Interest expense	10,518,802
Administration fees	1,086,888
Reports to shareholders	401,345
Custodian fees and expenses	166,181
Professional fees	86,933
Directors’ fees and expenses	46,190
Transfer agent fees and expenses	11,338
Miscellaneous	122,371

Total Expenses	26,363,990

Net Investment Income (Loss)	22,510,959

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	100,789,211
Written option contracts	2,314,165
Interest rate swap contracts	(1,091,735)
Foreign currency transactions	194,812

Net realized gain (loss)	102,206,453

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of increase in accrued foreign capital gains tax of $92,119)	146,898,054
Written option contracts	(251,286)
Interest rate swap contracts	6,771,888
Unfunded subscription agreement	(173,250)
Foreign currency translations	(134,780)

Net change in unrealized appreciation (depreciation)	153,110,626

Net Realized and Unrealized Gain (Loss)	255,317,079

Net Increase (Decrease) in Net Assets Resulting from Operations	$277,828,038

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$22,510,959	$38,652,643
Net realized gain (loss)	102,206,453	98,183,530
Net change in unrealized appreciation (depreciation)	153,110,626	(253,995,051)

Net increase (decrease) in net assets resulting from operations	277,828,038	(117,158,878)

Distributions to Shareholders	(87,090,889)	(173,963,770)

Capital Stock Transactions:
Issued as reinvestment of dividends and distributions (See Note 6)	3,254,055	1,679,415

Total increase (decrease) in net assets	193,991,204	(289,443,233)
Net Assets:
Beginning of period	2,304,177,306	2,593,620,539

End of period	$2,498,168,510	$2,304,177,306

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2021 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$277,828,038
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(895,791,040)
Proceeds from sales and maturities of long-term investments	856,372,565
Net purchases, sales and maturities of short-term investments	10,156,507
Net amortization of premium on investments in securities	510,399
Net increase in dividends and interest receivable and other assets	(3,713,580)
Net decrease in interest expense payable, accrued expenses and other liabilities	(90,447)
Net increase in payable for variation margin on interest rate swap contracts	603,160
Net increase in premiums received from written option contracts	591,044
Net change in unrealized depreciation on written option contracts	251,286
Net change in unrealized depreciation on unfunded subscription agreement	173,250
Net change in unrealized appreciation on investments in securities	(146,898,054)
Net realized gain on investments in securities	(100,789,211)

Cash used for operating activities	(796,083)

Cash Flows from Financing Activities:
Drawdown on revolving credit agreement	100,000,000
Dividends paid	(83,836,834)

Cash provided by financing activities	16,163,166

Increase (decrease) in cash and restricted cash	15,367,083
Cash and restricted cash at beginning of period (including foreign currency)	7,053,682

Cash and restricted cash at end of period (including foreign currency)	$22,420,765

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

For the six months ended June 30, 2021, interest paid was $10,826,276.

For the six months ended June 30, 2021, reinvestment of dividends was $3,254,055.

For the six months ended June 30, 2021, as part of exchange offers on five of the Fund’s investments, the Fund received shares of new securities valued at $17,026,764.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS—(Continued)

For the Six Months Ended June 30, 2021 (Unaudited)

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$18,002
Restricted cash	18,963,097
Foreign currency	3,439,666

Total cash and restricted cash shown on the Statement of Cash Flows	$22,420,765

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.62	$27.73	$22.08	$25.53	$22.00	$22.22

Income (loss) from investment operations:

Net investment income (loss)[a]	0.24	0.41	0.57	0.52	0.67	0.69
Net realized and unrealized gain (loss)	2.73	(1.66)	6.94	(1.97)	4.63	1.12

Total from investment operations	2.97	(1.25)	7.51	(1.45)	5.30	1.81

Less dividends and distributions to shareholders from:

Net investment income	(0.93)	(0.41)	(0.58)	(0.53)	(1.03)	(0.62)
Net realized gain	—	(1.45)	(1.28)	(1.47)	(0.74)	(1.41)

Total dividends and distributions to shareholders	(0.93)	(1.86)	(1.86)	(2.00)	(1.77)	(2.03)

Net increase (decrease) in net asset value	2.04	(3.11)	5.65	(3.45)	3.53	(0.22)

Net asset value, end of period	$26.66	$24.62	$27.73	$22.08	$25.53	$22.00

Market value, end of period	$28.69	$25.82	$26.20	$19.76	$24.00	$19.36

Total net asset value return[b]	12.14%[c]	-3.66%	35.09%	-5.34%	25.33%	9.22%

Total market value return[b]	15.07%[c]	6.94%	42.63%	-9.89%	33.89%	11.93%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,498.2	$2,304.1	$2,593.6	$1,883.8	$2,178.0	$1,876.7

Ratios to average daily net assets:

Expenses	2.20%[d]	2.53%	2.50%	2.44%	2.17%	2.19%

Expenses (excluding interest expense)	1.32%[d]	1.35%	1.36%	1.39%	1.35%	1.36%

Net investment income (loss)	1.88%[d]	1.73%	2.18%	2.18%	2.73%	2.97%

Ratio of expenses to average daily managed assets[e]	1.61%[d]	1.83%	1.81%	1.73%	1.54%	1.53%

Portfolio turnover rate	26%[c]	54%	41%	37%	46%	51%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Credit Agreement		2020	2019	2018	2017	2016
Asset coverage ratio for credit agreement	363%	371%	405%	322%	356%	321%

Asset coverage per $1,000 for credit agreement	$3,630	$3,711	$4,051	$3,216	$3,562	$3,208

Amount of loan outstanding (in millions)	$950.0	$850.0	$850.0	$850.0	$850.0	$850.0

[a]	Calculation based on average shares outstanding.
[b]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[c]	Not annualized.
[d]	Annualized.
[e]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Thailand	$45,978,465	$—	$45,978,465	$—
Other Countries	2,902,855,471	2,902,855,471	—	—
Preferred Securities—
$25 Par Value:
United States	111,149,525	106,502,085	4,647,440	—
Other Countries	8,924,663	8,924,663	—	—
Preferred Securities—
Capital Securities:
United States	165,263,895	—	159,233,895	6,030,000	[a]
Other Countries	175,523,804	—	175,523,804	—
Short-Term Investments	3,354,719	—	3,354,719	—

Total Investments in Securities[b]	$3,413,050,542	$3,018,282,219	$388,738,323	$6,030,000

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Interest Rate Swap Contracts	$1,968,750	$—	$1,968,750	$—

Total Derivative Assets[b]	$1,968,750	$—	$1,968,750	$—

Unfunded Subscription Agreement	$(173,250)	$—	$—	$(173,250)[c]
Interest Rate Swap Contracts	(4,830,466)	—	(4,830,466)	—
Written Option Contracts	(1,079,960)	(1,079,960)	—	—

Total Derivative Liabilities[b]	$(6,083,676)	$(1,079,960)	$(4,830,466)	$(173,250)

[a]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[c]

Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability, as such, this security has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Securities—Capital Securities—United States—Food	Unfunded Subscription Agreement
Balance as of December 31, 2020	$5,790,000	$—
Purchases	—	—
Change in unrealized appreciation (depreciation)	240,000	(173,250)

Balance as of June 30, 2021	$6,030,000	$(173,250)

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $66,750.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Unfunded Subscription Agreement	$(173,250)	Market Price less Discount	Liquidity Discount	0.83%	Decrease

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Unfunded Subscription Agreement: The Fund has entered into a subscription agreement with Star Peak Corp II (NYSE: STPC), a special purpose acquisition (SPAC) company to purchase $9.625 million of unregistered shares of Benson Hill, Inc. Among other closing conditions, the closing of the Fund’s subscription for the shares is conditioned upon the substantially concurrent consummation of the business combination of STPC and Benson Hill, Inc. This business combination requires approval by shareholders of STPC. Assuming timely approval of the business combination and the satisfaction of the conditions relating thereto, the closing of the subscription is expected to occur in September 2021. At closing, the Fund will deliver cash in the amount of the purchase price and receive restricted PIPE (Private Investment in Public Equity) shares of Benson Hill, Inc. that will be registered within 90 days.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2021, the investment manager

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable income after December 31, 2021, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2021: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/13/21	7/14/21	7/30/21	$0.155
8/17/21	8/18/21	8/31/21	$0.155
9/14/21	9/15/21	9/30/21	$0.155

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2021, the Fund incurred $982,866 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $8,490 for the six months ended June 30, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2021, totaled $884,975,017 and $836,879,191, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2021 and the effect of derivatives held during the six months ended June 30, 2021, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts[a]	—	$—	Payable for variation margin on interest rate swap contracts	$(2,861,716)[b]

Equity Risk:
Unfunded Subscription Agreements	—	—	Unrealized depreciation	173,250
Written Option Contracts—Exchange-Traded[a]	—	—	Written option contracts, at value	1,079,960

[a]	Not subject to a master netting arrangement or another similar agreement.
[b]

Amount represents the cumulative depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	$(1,091,735)	$6,771,888

Equity Risk:
Unfunded Subscription Agreements	Net Realized and Unrealized Gain (Loss)	—	(173,250)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	2,314,165	(251,286)

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and unfunded subscription agreement activity for the six months ended June 30, 2021:

	Written Option Contracts[a]	Interest Rate Swap Contracts	Unfunded Subscription Agreement[b,c]
Average Notional Amount	$38,157,071	$613,214,286	$9,562,500

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
[b]

Average notional amounts represent the average for all months in which the Fund had unfunded subscription agreement outstanding at month-end. For the period, this represents four months for unfunded subscription agreement.

[c]	Notional amount is calculated using the number of shares multiplied by the subscription price.

Note 5. Income Tax Information

As of June 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,644,246,846

Gross unrealized appreciation on investments	$833,920,055
Gross unrealized depreciation on investments	(68,122,593)

Net unrealized appreciation (depreciation) on investments	$765,797,102

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2021, the Fund issued 122,946 shares of common stock at $3,254,055 for the reinvestment of dividends. During the year ended December 31, 2020, the Fund issued 70,307 shares of common stock at $1,679,415 for the reinvestment of dividends.

On December 8, 2020, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2021 through December 31, 2021.

During the six months ended June 30, 2021 and year ended December 31, 2020, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $950,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. Under the terms of the credit agreement, the Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed rate portions of the credit facility. In the event of such prepayment, the Fund will receive or pay any gain or loss associated with BNPP’s interest rate hedge with respect to the applicable fixed rate portions of the credit facility, which could be material in certain circumstances (breakage fee). The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

As of June 30, 2021, the Fund had outstanding borrowings of $950,000,000 at a weighted average rate of 2.3%. The fair value of these borrowings at June 30, 2021 was approximately $962,256,350, including estimated breakage fees of approximately $12,256,350 in the event of a prepayment of all of

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the fixed rate financing. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2021, the Fund borrowed an average daily balance of $889,779,006 at a weighted average borrowing cost of 2.4%.

Note 8. Other Risks

Risk of Market Price Discount from Net Asset Value: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.

Common Stock Risk: The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Foreign (Non-U.S.) and Emerging Market Securities Risk: Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the stockholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, stockholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for stockholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to stockholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. In some market conditions, the Fund may not be able to employ leverage to the extent or at the cost desired. This could prevent the Fund from executing its portfolio strategies or could otherwise depress shareholder returns. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer maybe able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below-Investment-Grade Securities Risk: Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than other debt instruments.

The Fund may invest in securities that are rated below investment grade. Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement must now be approved by EU member states to enter into force officially. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s or subadvisors’ ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has recently adopted a rule relating to a registered investment company’s use of derivatives and similar transactions that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. The new rule will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority (the FCA) announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. The FCA and LIBOR’s administrator, ICE

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Benchmark Administration (IBA), announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

On August 2, 2021, the Fund entered into an amendment to its existing amended and restated credit agreement with BNP Paribas Prime Brokerage International, Ltd. to increase the commitment thereunder from $950 million to $1.16 billion.

On August 5, 2021, the Fund filed with the SEC an automatically effective shelf registration statement on Form N-2 allowing for the delayed or continuous offering of up to $225,000,000 aggregate initial offering price of shares of common stock or rights to subscribe for shares of common stock.

On August 9, 2021, the Fund entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 7,750,000 shares of common stock, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933, and filed a prospectus supplement with respect to such at-the-market program. The minimum price on any day at which shares of common stock may be sold will not be less than the then current NAV per common share plus any commissions to be paid to the Distributor.

As of August 25, 2021, the Fund sold 178,080 shares of common stock in the at-the-market-program for a total of $5.1 million at an average net price per share of $28.85, representing an average premium to NAV per common share of approximately 5.3%.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 22, 2021. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directors:

George Grossman	75,493,719	1,105,487
Jane F. Magpiong	75,521,575	1,077,631
Robert H. Steers	75,518,014	1,081,192
C. Edward Ward, Jr.	75,417,041	1,182,165

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(The following pages are unaudited)

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2021)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
26.86%	10.48%	11.54%	10.47%	40.18%	15.23%	13.53%	10.64%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT, is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

The following information in this semi-annual report is a summary of certain changes since the Fund’s most recent annual shareholder report. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Changes to the Board of Directors

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Ramona Rogers-Windsor: In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Capital Southwest Board of Directors since March 2021 and a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 8, 2021 and at meetings of the full Board of Directors held on March 16, 2021 and June 15, 2021. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreements in executive session on June 15, 2021. At the meeting of the full Board of Directors on June 15, 2021, the Management Agreements were unanimously continued for a term ending June 30, 2022 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Manager about, and discussed with the Investment Manager, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and, for the Investment Manager, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds and accounts, including those that have investment objectives and strategies similar to those of

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the three-, five- and ten-year periods ended March 31, 2021, ranking one out of five peers, one out of five peers and one out of four peers, respectively, and represented the Peer Group median for the one-year period, ranking three out of five peers. The Fund outperformed its linked blended benchmark for the one-, three-, five- and ten-year periods, ended March 31, 2021. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, the relevant implications of the continuing COVID-19 pandemic, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels were lower than the Peer Group medians, ranking two out of five peers for each. The Board of Directors also noted that the Fund’s total expense ratios including investment-related expenses at managed asset levels represented the Peer Group median and are higher than the Peer Group median at common asset levels, ranking three out of five peers and four out of five peers, respectively. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at both managed and common asset levels are lower than the Peer Group medians, ranking two out of five peers for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Manager, the Board of Directors considered

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the profitability of the Investment Manager as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not typically be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreements to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer and Vice President

Robert S. Becker

Vice President

Benjamin Morton

Vice President

William F. Scapell

Vice President

Yigal D. Jhirad

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Cohen & Steers

Infrastructure

Fund (UTF)

Semiannual Report June 30, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and

Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2020, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$1,166,146
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$991,310
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$991,310
Net income from securities lending activities	$174,836

(b)	During the registrants most recent fiscal year ended December 31, 2020, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b)  under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date: September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2021